Recording Requested By
and When Recorded, Return to:

Mayer, Brown & Platt                                [STAMP OF BRENDA DAVIS
350 South Grand Avenue                               RECORDER APPEARS HERE]
25th Floor
Los Angeles, California 90071-1563
Attention:  Leslie T. Tedrow
(213) 229-9500

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       FOURTH AMENDMENT TO BUILDING LEASE


     THIS FOURTH AMENDMENT TO BUILDING LEASE (this "Fourth Amendment") is
                                                    ----------------
entered into as of November 10, 1995, between CIBC INC., a Delaware corporation ("Lessor"), and AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation
  ------
("Lessee").
  ------
                                   RECITALS
                                   --------

     A. For purposes of the financing by Lessor of the acquisition of a certain Building, Lessor and Lessee entered into a certain Building Lease, dated as of September 22, 1992, and recorded on September 22, 1992 as Instrument No. 11550954 in the Official Records of the Recorder of Santa Clara County, California, as amended by that certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded on January 5, 1993 as Instrument No. 11720034 in Official Records of the Recorder of Santa Clara County, California (such Building Lease, as so amended, is referred to herein as the "First Amended
                                                                   -------------
Building Lease"), pursuant to which Lessor leases the Building (as defined
----------------
therein) to Lessee and Lessee leases the Building from Lessor.

     B. Lessor and Lessee entered into that certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993 as Instrument No. 12271738 in the Official Records of Santa Clara County, California (the "Second Amendment to Building Lease"), pursuant to which Lessor
                 ------------------------------------
financed certain renovations to the Building. The First Amended Building Lease, as amended by the Second Amendment to Building Lease, is referred to herein as the "Second Amended Building Lease."
     ------------------------------

     C. The Second Amended Building Lease was modified by a certain Third Amendment to Building Lease, dated as of August 21, 1995 and recorded on September 20, 1995 in the Official Records of Santa Clara County, California, as Document No. 13020001 (the "Third Amendment to Building Lease"). The Second
                             -----------------------------------
Amended Building

Lease, as amended by the Third Amendment to Building Lease, is referred to herein as the "Third Amended Building Lease."
               -----------------------------

     D. Advanced Micro Devices, Inc., a Delaware corporation (the "Guarantor"), executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995 (the "Third
                                                                      -----
Restated Guaranty"), pursuant  to  which  the  Guarantor  guarantied  to  Lessor
-------------------
the obligations of Lessee under the Third Amended Building Lease and under the Third Amended Land Lease (defined below).

     E. The Third Restated Guaranty was modified by a certain First Amendment to Third Amended and Restated Guaranty (the "First
                                                             -----
Guaranty Amendment"), dated as of October 20, 1995  (the Third
--------------------
Restated Guaranty, as amended by the First Guaranty Amendment, is referred to herein as the "First Amended Guaranty").
                           -----------------------

     F.  Lessor and Lessee desire to amend the Third Amended Building Lease to
(i) reflect that the Third Restated Guaranty was amended by the First Guaranty Amendment, and (ii) incorporate certain other changes and modifications that have been agreed to by Lessor and Lessee.

     G. Concurrently herewith, Lessor and Lessee also are amending that certain Land Lease between Lessor and Lessee dated as of September 22, 1992, and recorded on September 22, 1992 as Instrument No. 11550953 in the Official Records of the Recorder of Santa Clara County, California, as amended by (i) a certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No. 11720033, (ii) a certain Second Amendment to Land Lease dated as of December 17, 1993, and recorded on December 20, 1993 in the Official Records of Santa Clara County, California, as Document No. 12271737, and (iii) a certain Third Amendment to Land Lease, dated as of August 21, 1995 and recorded on September 20, 1995 in the Official Records of Santa Clara County, California, as Document No. 13020000 (as so amended, the "Third Amended Land Lease"), pursuant to which Lessor leases to Lessee certain
---------------------------
land described in Appendix 1 attached hereto.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows (terms used but not expressly defined herein shall have the meaning provided in the Third Amended Building Lease):

A.   MODIFICATIONS TO BUILDING LEASE

     Lessor and Lessee hereby amend the Third Amended Building Lease as follows:

     1.  Definitions.
         -----------

     (a) All references in the Third Amended Building Lease to "this Lease" or "the Lease" will hereafter refer to the Third Amended Building Lease as amended by this Fourth Amendment.

     (b) The definition of Guaranty is hereby deleted and replaced with the
                           --------
following:

          Guaranty:  that certain Third Amended and Restated Guaranty, dated as
          --------
     of August 21, 1995, made by Guarantor in favor of Lessor, as amended by that certain First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, and as the same may be further amended, modified, restated or supplemented from time to time.

     (c) The definition of Land Lease is hereby deleted and replaced with the
                           ----------
following:

          Land Lease:  that certain Land Lease between Lessor and
          ----------
     Lessee dated as of September 22, 1992, and recorded on September 22, 1992 as Instrument No. 11550953 in the Official Records of the Recorder of Santa Clara County, California, as amended by that certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No.11720034, and as further amended by a certain Second Amendment to Land Lease, dated as of December 17, 1993, and recorded on December 20, 1993 in the Official Records of the Recorder of Santa Clara County, California as Document No. 12271737, and as further amended by a certain Third Amendment to Land Lease, dated as of August 21, 1995, and recorded on September 20, 1995 in the Official Records of the Recorder of Santa Clara County, California as Document No. 13020000, and as further amended by a certain Fourth Amendment to Land Lease, dated as of November 10, 1995.

B.   AFFIRMATION OF STATUS OF BUILDING LEASE

     Except as amended by this Fourth Amendment, the Third Amended Building Lease is unchanged; and, as amended by this Fourth Amendment, the Third Amended Building Lease is hereby ratified and affirmed, and remains in full force and effect.

       IN WITNESS WHEREOF, all parties hereto have caused this Fourth Amendment to be duly executed as of the date first set forth above.

                       LESSOR:  CIBC INC., a Delaware corporation


                                By  /s/ Peter Tavlin
                                  -------------------------------
                                  Name:   Peter Tavlin
                                  Title:  Vice President



                       LESSEE: AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation



                                By /s/ Marvin D. Burkett
                                  --------------------------------
                                  Name:   Marvin D. Burkett
                                  Title:  President



       Guarantor hereby consents to the foregoing amendment, and acknowledges and agrees that all references in the First Amended Guaranty to the "Amended Building Lease" or to the "Amended Land Lease" will hereafter refer to such Amended Building Lease and Amended Land Lease, as the case may be, as respectively amended by this Fourth Amendment to Building Lease and by the Fourth Amendment to Land Lease, dated as of the date of the foregoing amendment, between Lessor and Lessee. Except as modified by this paragraph, the First Amended Guaranty is unmodified; and, as modified by this paragraph, the First Amended Guaranty remains in full force and effect and is hereby reaffirmed by the Guarantor.

  Guarantor:

  ADVANCED MICRO DEVICES, INC.



  By:  /s/ Marvin D. Burkett
     --------------------------------
     Name:   Marvin D. Burkett
     Title:  SR. VICE PRESIDENT, CHIEF FINANCIAL AND
             ADMINISTRATIVE OFFICER
     Date:  November 10, 1995

Reference is made to the Loan Agreement, dated as of December 17, 1993 (the "Loan Agreement"), between CIBC INC., a Delaware
             ----------------
corporation, and THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("Lender"). In accordance with Section 8(b) of the
                 ------
Loan Agreement, Lender hereby consents to the foregoing Fourth Amendment to Building Lease.

THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY



By: /s/ Motokazu Uematsu
   --------------------------
Name:  Motokazu Uematsu
       ----------------
Title: Deputy General Manager
       ----------------------
Date:  November 27, 1995
       -----------

                         ACKNOWLEDGEMENT FOR CIBC INC.

STATE OF NEW YORK

COUNTY OF NEW YORK


     On November 16, 1995, before me, Elvira A. D'Amore, personally appeared Peter Tavlin, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

[NOTARIAL SEAL OF
ELVIRA A. D'AMORE
STATE OF NEW YORK
APPEARS HERE]
                                 Signature:/s/ Elvira  A.  D'Amore
                                           -----------------------
     (Seal)

          ACKNOWLEDGEMENT FOR AMD INTERNATIONAL SALES & SERVICE, LTD.

STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


     On November 10, 1995, before me, Janis V. Cahill, personally appeared Marvin D. Burkett, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                 Signature:/s/ Janis V. Cahill
                                           -------------------

                                 [NOTARIAL SEAL OF JANIS V. CAHILL
                                 STATE OF CALIFORNIA SANTA CLARA
     (Seal)                      COUNTY APPEARS HERE]

                ACKNOWLEDGEMENT FOR ADVANCED MICRO DEVICES, INC.

STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


     On November 10, 1995, before me, Janis V. Cahill, personally appeared Marvin D. Burkett, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

[NOTARIAL SEAL OF JANIS V. CAHILL
STATE OF CALIFORNIA SANTA CLARA
COUNTY APPEARS HERE]
                                 Signature:/s/ Janis V. Cahill
                                           -------------------
     (Seal)

                              ACKNOWLEDGEMENT FOR
            THE LONG-TERM CREDIT BANK OF JAPAN, LOS ANGELES AGENCY

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES


     On November 27, 1995, before me, Diane D. Fortney, personally appeared Motokazu Uematsu, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                 Signature:/s/ Diane D. Fortney
                                           --------------------

                                 [NOTARIAL SEAL OF DIANE D. FORTNEY
                                 STATE OF CALIFORNIA LOS ANGELES
     (Seal)                      COUNTY APPEARS HERE]

                                  APPENDIX 1

                           Legal Description of Land

The land referred to herein is situated in the State of California, County of Santa Clara, City of Sunnyvale and is described as follows:

Parcel A as shown upon that certain Parcel Map filed for Record February 26, 1975 in the Office of the Recorder, County of Santa Clara, in Book 351 of Maps at Pages 54 and 55.

APN:    205-22-020, 021
ARB:    206-60-015, 018, 035, 042, 014, 013, 012, 053, 052, 057